LEASES	12 Months Ended
Dec. 31, 2023
LEASES
LEASES

NOTE 7 – LEASES

The Group leases all of its offices under various non-cancelable lease agreements that expire on various dates through 2023. The Group evaluates contracts entered into to determine whether the contract involves the use of property which is either explicitly or implicitly identified in the contract. The Group evaluates whether it controls the use of the asset, which is determined by assessing whether it obtains substantially all economic benefits from the use of the asset, and whether it has the right to direct the use of the asset. If these criteria are met and the Group has identified a lease, it would be accounted for under the requirements of ASC 842.

Upon the possession of a leased asset, the Group determines its classification as an operating or finance lease. All of its real estate leases are classified as operating leases. The Group’s real estate leases have initial terms ranging from one to five years. Renewal options are generally not recognized as part of the right-of-use assets and lease liabilities as it is not reasonably certain at commencement date that the Group would exercise the options to extend the lease. The Group’s real estate leases typically provide for fixed minimum rent payments. For operating leases that include rent holidays and rent escalation clauses, the Group recognize lease expense on a straight-line basis over the lease term from the date it takes possession of the leased property.

The Group had one long-term lease, which became effective on January 1, 2019, and expired on December 31, 2023. The Group adopted the new accounting standard ASC 842 effective January 1, 2019. The Group used 4.35%, the Chinese bank long-term lending annual rate for a typical five-year lease as an incremental borrowing rate, in determining the present value of future lease payments. The same rate was used as the discount rate to measure the lease liability at January 1, 2019, the date of adoption. At initial measurement, the Group recorded a non-cash ROU asset of $479,744 (RMB3,342,278 translated at the December 31, 2019 exchange rate, and a noncash lease liability of $479,744 (RMB3,342,278 translated at the December 31, 2019 exchange rate). On May 31, 2022, the Group terminated the lease agreement with the landlord. There was no penalty related to the termination of the lease.

The Group will lease temporary office spaces used for ongoing projects based on the needs. These leases are normally with terms of 12 months or less, and an option of renewing. Due to the temporary nature of these office spaces, the Group typically only includes the initial lease term in its assessment of a lease arrangement. Options to extend a lease are not included in the Group’s assessment unless there is reasonable certainty that the Group will renew the lease. The Group elected not to recognize on the balance sheet for leases with terms of 12 months or less. The lease expense recognized for such leases is on a straight-line basis over the lease terms. Such operating lease expenses amounted to $1,214, $0, and $3,715 for the years ended December 31, 2023, 2022, and 2021, respectively.

For the years ended December 31, 2023, 2022, and 2021, total operating lease expenses amounted to $0, $0, and $117,686, respectively.